UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2014

ACTAVIS plc

(Exact Name of Registrant as Specified in Its Charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure

On September 29, 2014, Warner Chilcott Limited, a wholly-owned subsidiary of the registrant, filed with the Securities and Exchange Commission a registration statement on Form S-4 (the “Exchange Offer Registration Statement”) regarding a registered exchange offer for certain notes issued by Actavis Funding SCS, a wholly-owned subsidiary of the registrant, on June 19, 2014 in a private placement.

The registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this Report as Exhibit 99.1. This information, which has not been previously reported, is excerpted from the Exchange Offer Registration Statement.

The registrant is furnishing the information in Exhibit 99.1 to this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim consolidated balance sheets of Forest Laboratories, LLC and its subsidiaries as of June 30, 2014 and March 31, 2014, the unaudited interim consolidated statements of operations, comprehensive income (loss) and cash flows for the three months ended June 30, 2014 and June 30, 2013 and the Notes to Consolidated Financial Statements (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits. The following exhibits are being filed herewith, and are furnished solely for the purposes of Item 7.01 of this Form 8-K:

99.1	Disclosure regarding Warner Chilcott Limited in connection with the Exchange Offer Registration Statement.

99.2	Unaudited condensed consolidated balance sheets of Forest Laboratories, LLC as of June 30, 2014 and March 31, 2014, unaudited condensed consolidated statements of operations and comprehensive income (loss) of Forest Laboratories, LLC for the three months ended June 30, 2014 and June 30, 2013 and unaudited condensed consolidated statements of cash flows of Forest Laboratories, LLC for the three months ended June 30, 2014 and June 30, 2013, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2014		ACTAVIS plc

	By:	/s/ A. Robert D. Bailey
A. Robert D. Bailey
Chief Legal Officer and Secretary

99.1	Disclosure regarding Warner Chilcott Limited in connection with the Exchange Offer Registration Statement.

99.2	Unaudited condensed consolidated balance sheets of Forest Laboratories, LLC as of June 30, 2014 and March 31, 2014, unaudited condensed consolidated statements of operations and comprehensive income (loss) of Forest Laboratories, LLC for the three months ended June 30, 2014 and June 30, 2013 and unaudited condensed consolidated statements of cash flows of Forest Laboratories, LLC for the three months ended June 30, 2014 and June 30, 2013, together with the notes thereto.